Exhibit 5(b)

APPENDIX A

to the

DISTRIBUTION AGREEMENT

BETWEEN

BlackRock FundsSM

and

BlackRock Distributors, Inc.

Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and Hilliard Lyons Shares)

Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and Hilliard Lyons Shares)

U.S. Treasury Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Ohio Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series Investor C Shares)

New Jersey Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Pennsylvania Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

North Carolina Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Virginia Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Managed Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Intermediate Government Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

New Jersey Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Ohio Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Pennsylvania Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Core Bond Total Return Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Low Duration Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Intermediate Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Government Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

International Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Multi-Sector Mortgage Securities Portfolio III (Institutional Shares)

Large Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Large Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Index Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

International Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Balanced Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small-Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Select Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Mid-Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Mid-Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

BlackRock Strategic Portfolio I (Institutional Shares)

BlackRock Strategic Portfolio II (Institutional Shares)

International Opportunities Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

U.S. Opportunities Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

GNMA Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Delaware Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Kentucky Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

High Yield Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Multi-Sector Mortgage Securities Portfolio IV (Institutional Shares)

Global Science & Technology Opportunities Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

European Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Asia Pacific Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Core Equity Portfolio (Institutional Shares)

Global Communications Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Core PLUS Total Return (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Small Cap Core Equity Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Enhanced Income Portfolio (Institutional Shares, Services Shares, Series A Investor Shares and BlackRock Shares)

Ultrashort Municipal Portfolio (Institutional Shares, Services Shares, Series A Investor Shares and BlackRock Shares)

Intermediate PLUS Bond Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Inflation Protected Bond Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Dividend Achievers Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Exchange Portfolio (BlackRock Shares)

Small/Mid-Cap Growth Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Aurora Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Legacy Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Health Sciences Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Global Resources Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

All-Cap Global Resources Portfolio (BlackRock Shares, Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Release. “BlackRock Funds” and “Trustees of BlackRock Funds” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of “BlackRock Funds” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Company must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

[End of Text]

Agreed to and accepted as of                           , 2005

BLACKROCK FUNDSSM

By:
Name:
Title:

BLACKROCK DISTRIBUTORS, INC.

By:
Name:
Title: